SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                        Reported): November 23, 1999

                           CWABS, INC., (as depositor under the Pooling and
                  Servicing Agreement, dated as of November 1, 1999, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1999-4.

                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)

     Delaware                   333-84365                       95-4596514
(State or Other Jurisdiction   (Commission                   (I.R.S. Employer
   of Incorporation)           File Number)                Identification No.)

  4500 Park Granada
Calabasas, California                                       91302
 (Address of Principal                                    (Zip Code)
  Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240



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Item 5.  Other Events.

Filing of Computational Materials

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 1999-4

         In connection with the offering of the Asset-Backed Certificates, Series 1999-4 Greenwich Capital Markets, Inc. ("GCM"), as underwriter of the Offered Certificates, has prepared certain materials (the "GCM Computational Materials") for distribution to their potential investors. Similarly, Countrywide Securities Corporation ("CSC"), as underwriter of the Offered Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided GCM and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the GCM Computational Materials or the CSC Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The GCM Computational Materials, which are listed as Exhibit 99.1 hereto and the CSC Computational Materials, which are listed as Exhibit 99.2 hereto, are filed on Form SE dated November 30, 1999.

________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 12, 1999 and the prospectus supplement dated November 23, 1999, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1999-4.


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Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  99.1 GCM Computational Materials filed on Form SE dated
                       November 23, 1999.

                  99.2 CSC Computational Materials filed on Form SE dated
                       November 23, 1999.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.

                                                     By: /s/ David Walker
                                                           David Walker
                                                           Vice President

Dated: November 30, 1999

Exhibit Index

Exhibit                                                                 Page

99.1           GCM Incorporated Computational Materials filed on
               Form SE dated November 23, 1999.

99.2           Countrywide Securities Corporation Computational
               Materials filed on Form SE dated November 23, 1999.


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                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                        November 30, 1999

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      CWABS, Inc.
                  Asset-Backed Certificates, Series 1999-4

Ladies and Gentlemen:

         On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

         Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, and pursuant to Rule 311(i) of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on Tuesday, November 30, 1999 in paper on Form SE.

                                              Very truly yours,

                                              /s/ Jeffrey Stewart

                                              Jeffrey Stewart

Enclosure